UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 30, 2003


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

         100 CenturyTel Drive, Monroe, Louisiana                 71203
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000

                          ---------------------------



ITEM 12. Results of Operations and Financial Condition

         The following information, except for our forecasts for the upcoming quarter and for 2003 and except for our references to non-GAAP financial measures (as defined in Regulation G promulgated by the Securities and Exchange Commission), shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed by us under the Securities Act of 1933, as amended, except to the extent that such incorporated information is superceded by information as of a subsequent date that is included in or incorporated by reference into any such registration statement. None of the following information shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         On October 30, 2003, we issued a press release announcing our third quarter 2003 consolidated operating results. More complete information on our operating results will be included in our Quarterly Report on Form 10-Q for the period ended September 30, 2003, which we expect to file shortly with the Securities and Exchange Commission. The entire text of our October 30, 2003 press release is reproduced below:



FOR IMMEDIATE RELEASE                FOR MORE INFORMATION CONTACT:
October 30, 2003                     Media: Patricia Cameron 318.388.9674
                                     patricia.cameron@centurytel.com
                                     Investors: Tony Davis 318.388.9525
                                     tony.davis@centurytel.com

CenturyTel Announces Third Quarter Earnings

Monroe, LA. . . CenturyTel, Inc. (NYSE Symbol: CTL) announces operating results for third quarter 2003.

o Revenues from continuing operations, excluding nonrecurring items, increased 13.5% to $603.8 million from $532.1 million, while GAAP revenues from continuing operations increased 15.1% to $603.8 million from $524.5 million.
o Operating Cash Flow (OCF) from continuing operations (defined as operating income plus depreciation and amortization), excluding nonrecurring items, rose 12.7% to $307.6 million.
o Net income, excluding nonrecurring items, grew 9.1% to $88.5 million. Reported under GAAP, net income was $91.0 million.
o Diluted earnings per share, excluding nonrecurring items, increased 7.0% to $.61, while GAAP diluted earnings per share was $.63 in third quarter 2003.
o Free cash flow, excluding nonrecurring items, climbed to $103.1 million from $89.9 million.

------------------------------------------------------------------------------
Third Quarter Highlights (1)      Quarter Ended     Quarter Ended     % Change
  (In thousands, except per          9/30/03           9/30/02
   share and customer amounts)
------------------------------------------------------------------------------

  Revenues from continuing
    operations                      $ 603,752         $ 532,142          13.5%
  OCF from continuing
    operations                      $ 307,638         $ 272,875 (2)      12.7%
  Income from continuing
    operations                      $  88,452         $  69,558 (2)      27.2%
  Net Income                        $  88,452         $  81,093           9.1%
  Diluted Earnings Per Share
    from continuing operations      $     .61         $     .49          24.5%
  Diluted Earnings Per Share        $     .61         $     .57           7.0%
  Average Diluted Shares
    Outstanding                       145,171           142,770           1.7%

  Telephone Revenues                $ 521,439         $ 468,580          11.3%
  Other Operations Revenues         $  82,313         $  63,562          29.5%
------------------------------------------------------------------------------
  Telephone Access Lines            2,394,623         2,437,744         (1.8)%
  Long Distance Customers             745,204           584,890          27.4%
------------------------------------------------------------------------------
(1) These results include adjustments for nonrecurring items and other non-GAAP financial measures. A reconciliation of these items to comparable GAAP measures is included in the attached financial schedules. For 2002, these results reflect only one month of operations of the Company's Missouri telephone properties acquired from Verizon on August 31, 2002.
(2)    Includes corporate overheads previously allocated to discontinued
       operations.
                                  ***********

     "CenturyTel again achieved solid results that reflect our focus on bringing quality communications services to customers in rural areas and smaller cities while driving revenue and controlling costs," Glen F. Post, III, chairman and chief executive officer, said. "We are pleased with our ability to sustain revenue and earnings growth in the currently challenging industry and economic environment."

     Consolidated revenues from continuing operations, excluding nonrecurring items, for the third quarter rose 13.5% to $603.8 million from $532.1 million, primarily due to contributions from the Missouri properties acquired from Verizon on August 31, 2002. Operating cash flow from continuing operations, excluding nonrecurring items, grew to $307.6 million from $272.9 million, a 12.7% increase. The Company achieved a consolidated cash flow margin, excluding nonrecurring items, of 51.0% for the quarter versus 51.3% in third quarter 2002. Income from continuing operations for the quarter, excluding nonrecurring items, increased 27.2% to $88.5 million from $69.6 million in third quarter 2002. Diluted earnings per share from continuing operations, excluding nonrecurring items, increased 24.5% to $.61 from $.49. Diluted earnings per share, excluding nonrecurring items, were $.61 in third quarter 2003 compared to $.57 in third quarter 2002.

     Telephone revenues, excluding nonrecurring items, for third quarter reached $521.4 million, an 11.3% increase over $468.6 million in third quarter 2002. The Verizon Missouri properties acquired August 31, 2002, contributed $44.5 million of the increase. The remaining increase resulted primarily from growth in vertical services and access revenues that more than offset revenue declines due to access line losses. Telephone operating expenses increased primarily due to the Verizon Missouri acquisition. Telephone operating income, excluding nonrecurring items, increased 13.4% to $172.6 million from $152.3 million, and telephone operating cash flow, excluding nonrecurring items, rose 10.8% to $284.3 million from $256.6 million a year ago. CenturyTel's third quarter 2003 telephone cash flow margin was 54.5% while the operating income margin was 33.1%.

     Other operations revenues grew 29.5% to $82.3 million during third quarter 2003, compared with $63.6 million in third quarter 2002. CenturyTel's long distance revenues increased 14.2% to $45.2 million. Internet revenues increased 36.5% to $20.5 million in third quarter 2003 from $15.0 million in third quarter 2002. CenturyTel now serves more than 745,200 long distance customers and 76,300 DSL customers, adding more than 24,800 and 8,300 customers, respectively, during the quarter. Fiber transport revenues increased $6.9 million, primarily due to the June 2003 acquisition of fiber assets from Digital Teleport, Inc.

     "People in rural areas want and need advanced communications services similar to those in urban areas. In our markets, we are working to position CenturyTel as the carrier of choice for broadband and other services, which is reflected in CenturyTel's record DSL additions of more than 8,300 customers during the third quarter," Post said.

     Under generally accepted accounting principles (GAAP), the Company's net income was $91.0 million compared to $607.7 million in 2002, while diluted earnings per share was $.63 for third quarter 2003 compared to $4.26 in third quarter 2002. Net income in third quarter 2003 included a net nonrecurring $2.5 million benefit from out of period income tax adjustments. Net income in third quarter 2002 included a $551.4 million after-tax gain on the sale of its wireless operations. See the accompanying financial information for additional nonrecurring items that affected the third quarters and first nine months of 2003 and 2002.

     For the first nine months of 2003, results from continuing operations benefited from the Alabama and Missouri wireline properties acquired from Verizon in third quarter 2002. Revenues from continuing operations, excluding nonrecurring items, increased to $1.774 billion from $1.394 billion for the same period in 2002, a 27.3% increase. Operating cash flow from continuing operations, excluding nonrecurring items, was $910.6 million for the first nine months of 2003 compared to $702.7 million a year ago, a 29.6% increase. Income from continuing operations, excluding nonrecurring items, increased 56.9% to $256.5 million from $163.4 million in 2002.

     For the fourth quarter 2003, CenturyTel expects total revenues of $600 to $615 million and diluted earnings per share of $.58 to $.62. For the full year 2003, diluted earnings per share is expected to be in the range of $2.36 to $2.40, increased from our previous guidance of $2.28 to $2.34. The increase in 2003 earnings per share guidance is driven by our third quarter results exceeding our expectations.

     These outlook figures are presented on a GAAP basis, excluding nonrecurring items and the potential impact of any future mergers, acquisitions, divestitures or other similar business transactions.

     Reconciliation to GAAP. This release includes certain non-GAAP financial measures, including but not limited to operating cash flow, free cash flow and adjustments to GAAP measures to exclude the effect of nonrecurring items. In addition to providing key metrics for management to evaluate the Company's performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and to identify historical and prospective trends. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the attached financial schedules. Reconciliation of additional non-GAAP financial measures that may be discussed during the earnings call described below will be available on the Company's Web site at www.centurytel.com. Investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP.

     In addition to historical information, this release includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Company. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the Company's ability to effectively manage its growth, including integrating newly-acquired businesses into the Company's operations, hiring adequate numbers of qualified staff, and successfully upgrading its billing and other information systems; the risks inherent in rapid technological change; the effects of ongoing changes in the regulation of the communications industry; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for, or pricing of, the Company's products and services; the Company's ability to successfully introduce new product or service offerings on a timely and cost-effective basis; the Company's ability to collect its receivables from financially troubled communications companies; and the effects of more general factors such as changes in interest rates, in general market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The information contained in this release is as of October 30, 2003. The Company undertakes no obligation to update any of its forward-looking statements.

     CenturyTel's management will host a conference call at 10:30 A.M. Central time today. Interested parties can access the call by dialing 800.346.2923 and the call will be accessible for replay until 1:30 p.m. CST, November 3, 2003, by calling 800.332.6854 and entering the conference-id number: 3383. Investors can also listen to CenturyTel's earnings conference call and replay by accessing the Company's Web site at www.centurytel.com.

     CenturyTel, Inc. provides communications services including local, long distance, Internet access and data services to more than 3 million customers in 22 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL, and is included in the S&P 500 Index. CenturyTel is the 8th largest local exchange telephone company, based on access lines, in the United States. Visit CenturyTel at www.centurytel.com.

                                   **********


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                   (UNAUDITED)

                              Three months ended September 30, 2003   Three months ended September 30, 2002
                             --------------------------------------   -------------------------------------
                                                       As adjusted                            As adjusted                 Increase
                                            Less        excluding                   Less       excluding                 (decrease)
                                            non-           non-                     non-         non-        Increase     excluding
In thousands, except             As      recurring      recurring         As     recurring     recurring    (decrease)  nonrecurring
 per share amounts            reported     items          items        reported     items        items      as reported     items
                             --------------------------------------   ------------------------------------- ------------------------


     TELEPHONE OPERATIONS
Operating revenues
   Local service            $   188,951         -          188,951       169,098         -         169,098      11.7%        11.7%
   Network access               287,191         -          287,191       249,047    (7,645)(2)     256,692      15.3%        11.9%
   Other                         45,297         -           45,297        42,790         -          42,790       5.9%         5.9%
                             --------------------------------------   -------------------------------------
                                521,439         -          521,439       460,935    (7,645)        468,580      13.1%        11.3%
                             --------------------------------------   -------------------------------------
Operating expenses
   Plant operations             130,098         -          130,098       117,997         -         117,997      10.3%        10.3%
   Customer operations           41,101         -           41,101        41,161         -          41,161      (0.1%)       (0.1%)
   Corporate and other           65,931         -           65,931        52,774         -          52,774      24.9%        24.9%
   Depreciation and
    amortization                111,666         -          111,666       104,384         -         104,384       7.0%         7.0%
                             --------------------------------------   -------------------------------------
                                348,796         -          348,796       316,316         -         316,316      10.3%        10.3%
                             --------------------------------------   -------------------------------------
Telephone operating income      172,643         -          172,643       144,619    (7,645)        152,264      19.4%        13.4%
                             --------------------------------------   -------------------------------------

    OTHER OPERATIONS
Operating revenues
   Long distance                 45,207         -           45,207        39,592         -          39,592      14.2%        14.2%
   Internet                      20,469         -           20,469        14,996         -          14,996      36.5%        36.5%
   Other                         16,637         -           16,637         8,974         -           8,974      85.4%        85.4%
                             --------------------------------------   -------------------------------------
                                 82,313         -           82,313        63,562         -          63,562      29.5%        29.5%
                             --------------------------------------   -------------------------------------
Operating expenses
   Cost of sales and other       58,984         -           58,984        45,992         -          45,992      28.2%        28.2%
   Depreciation and
    amortization                  5,191         -            5,191         3,130         -           3,130      65.8%        65.8%
                             --------------------------------------   -------------------------------------
                                 64,175         -           64,175        49,122         -          49,122      30.6%        30.6%
                             --------------------------------------   -------------------------------------
Other operating income           18,138         -           18,138        14,440         -          14,440      25.6%        25.6%
                             --------------------------------------   -------------------------------------

Corporate overhead costs
 allocable to discontinued
 operations                           -         -                -        (1,343)        -          (1,343)   (100.0%)     (100.0%)
                             --------------------------------------   -------------------------------------

TOTAL OPERATING INCOME          190,781         -          190,781       157,716    (7,645)        165,361      21.0%        15.4%

OTHER INCOME (EXPENSE)
   Interest expense             (54,360)        -          (54,360)      (60,021)        -         (60,021)     (9.4%)       (9.4%)
   Income from
    unconsolidated
    cellular entity               1,736         -            1,736         1,492         -           1,492      16.4%        16.4%
   Other income and expense      (1,076)        -           (1,076)         (573)        -            (573)     87.8%        87.8%
   Income tax expense           (46,102)    2,527 (1)      (48,629)      (34,025)    2,676 (3)     (36,701)     35.5%        32.5%
                             --------------------------------------   -------------------------------------

INCOME FROM CONTINUING
 OPERATIONS                      90,979     2,527           88,452        64,589    (4,969)         69,558      40.9%        27.2%

DISCONTINUED OPERATIONS,
 NET OF TAX                           -         -                -       543,160   531,625 (4)      11,535    (100.0%)     (100.0%)
                             --------------------------------------   -------------------------------------

NET INCOME                  $    90,979     2,527           88,452       607,749   526,656          81,093     (85.0%)        9.1%
                             ======================================   =====================================

BASIC EARNINGS PER SHARE
   From continuing
    operations              $      0.63      0.02             0.61          0.46     (0.04)           0.49      37.0%        24.5%
   From discontinued
    operations              $         -         -                -          3.83      3.75            0.08    (100.0%)     (100.0%)
   Basic earnings
    per share               $      0.63      0.02             0.61          4.29      3.72            0.57     (85.3%)        7.0%

DILUTED EARNINGS PER SHARE
   From continuing
    operations              $      0.63      0.02             0.61          0.45     (0.03)           0.49      40.0%        24.5%
   From discontinued
    operations              $         -         -                -          3.80      3.72            0.08    (100.0%)     (100.0%)
   Diluted earnings
    per share               $      0.63      0.02             0.61          4.26      3.69            0.57     (85.2%)        7.0%

SHARES OUTSTANDING
   Basic                        143,897                    143,897       141,692                   141,692       1.6%         1.6%
   Diluted                      145,171                    145,171       142,770                   142,770       1.7%         1.7%

DIVIDENDS PER
 COMMON SHARE               $    0.0550                     0.0550        0.0525                    0.0525       4.8%         4.8%


NONRECURRING ITEMS
   (1) - Net out of period income tax adjustments.
   (2) - Reserve for refunds of access charges to interexchange carriers.
   (3) - Tax effect of item (2).
   (4) - Gain on sale of wireless operations ($551.4 million after tax), net of write down of wireless portion of billing system ($19.8 million after tax).



                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                  NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                                   (UNAUDITED)

                               Nine months ended September 30, 2003   Nine months ended September 30, 2002
                               ------------------------------------   ------------------------------------
                                                        As adjusted                           As adjusted                 Increase
                                           Less          excluding                  Less       excluding                 (decrease)
                                           non-             non-                    non-          non-      Increase      excluding
In thousands, except              As     recurring       recurring         As     recurring    recurring   (decrease)   nonrecurring
per share amounts              reported    items           items        reported    items        items     as reported     items
                               ------------------------------------   ------------------------------------ -------------------------

       TELEPHONE OPERATIONS
Operating revenues
   Local service             $   565,599        -          565,599       418,332         -        418,332     35.2%         35.2%
   Network access                845,999        -          845,999       686,325    (7,645)(3)    693,970     23.3%         21.9%
   Other                         136,191        -          136,191       109,508         -        109,508     24.4%         24.4%
                               ------------------------------------   ------------------------------------
                               1,547,789        -        1,547,789     1,214,165    (7,645)     1,221,810     27.5%         26.7%
                               ------------------------------------   ------------------------------------
Operating expenses
   Plant operations              378,587        -          378,587       305,230         -        305,230     24.0%         24.0%
   Customer operations           124,068        -          124,068       103,484         -        103,484     19.9%         19.9%
   Corporate and other           189,284   (4,959)(1)      194,243       155,269    15,000 (4)    140,269     21.9%         38.5%
   Depreciation and
    amortization                 337,250        -          337,250       283,886         -        283,886     18.8%         18.8%
                               ------------------------------------   ------------------------------------
                               1,029,189   (4,959)       1,034,148       847,869    15,000        832,869     21.4%         24.2%
                               ------------------------------------   ------------------------------------
Telephone operating income       518,600    4,959          513,641       366,296   (22,645)       388,941     41.6%         32.1%
                               ------------------------------------   ------------------------------------

       OTHER OPERATIONS
Operating revenues
   Long distance                 130,968        -          130,968       105,871         -        105,871     23.7%         23.7%
   Internet                       58,345        -           58,345        42,263         -         42,263     38.1%         38.1%
   Other                          37,328        -           37,328        23,818         -         23,818     56.7%         56.7%
                               ------------------------------------   ------------------------------------
                                 226,641        -          226,641       171,952         -        171,952     31.8%         31.8%
                               ------------------------------------   ------------------------------------
Operating expenses
   Cost of sales and other       166,896        -          166,896       130,818         -        130,818     27.6%         27.6%
   Depreciation and
    amortization                  14,410        -           14,410         9,859         -          9,859     46.2%         46.2%
                               ------------------------------------   ------------------------------------
                                 181,306        -          181,306       140,677         -        140,677     28.9%         28.9%
                               ------------------------------------   ------------------------------------
Other operating income            45,335        -           45,335        31,275         -         31,275     45.0%         45.0%
                               ------------------------------------   ------------------------------------

Corporate overhead costs
 allocable to discontinued
 operations                            -        -                -       (11,275)        -        (11,275)  (100.0%)      (100.0%)
                               ------------------------------------   ------------------------------------

TOTAL OPERATING INCOME           563,935    4,959          558,976       386,296   (22,645)       408,941     46.0%         36.7%

OTHER INCOME (EXPENSE)
   Interest expense             (165,909)       -         (165,909)     (164,826)        -       (164,826)     0.7%          0.7%
   Income from unconsolidated
    cellular entity                4,895        -            4,895         3,852         -          3,852     27.1%         27.1%
   Nonrecurring gains and
    losses                             -        -                -         3,709     3,709 (5)          -   (100.0%)           -%
   Other income and expense       (1,034)       -           (1,034)         (356)   (3,000)(6)      2,644    190.4%       (139.1%)
   Income tax expense           (139,622)     791 (2)     (140,413)      (79,487)    7,678 (7)    (87,165)    75.7%         61.1%
                               ------------------------------------   ------------------------------------

INCOME FROM CONTINUING
 OPERATIONS                      262,265    5,750          256,515       149,188   (14,258)       163,446     75.8%         56.9%


DISCONTINUED OPERATIONS,
 NET OF TAX                            -        -                -       608,091   531,625 (8)     76,466   (100.0%)      (100.0%)
                               ------------------------------------   ------------------------------------

NET INCOME                   $   262,265    5,750          256,515       757,279   517,367        239,912    (65.4%)         6.9%
                               ====================================   ====================================

BASIC EARNINGS PER SHARE
   From continuing
    operations               $      1.83     0.04             1.79          1.05     (0.10)          1.15     74.3%         55.7%
   From discontinued
    operations               $         -        -                -          4.30      3.76           0.54   (100.0%)      (100.0%)
   Basic earnings
    per share                $      1.83     0.04             1.79          5.36      3.66           1.70    (65.9%)         5.3%

DILUTED EARNINGS PER SHARE
   From continuing
    operations               $      1.82     0.04             1.78          1.05     (0.10)          1.15     73.3%         54.8%
   From discontinued
    operations               $         -        -                -          4.26      3.73           0.54   (100.0%)      (100.0%)
   Diluted earnings
    per share                $      1.82     0.04             1.78          5.31      3.63           1.68    (65.7%)         6.0%

SHARES OUTSTANDING
   Basic                         143,370                   143,370       141,324                  141,324      1.4%          1.4%
   Diluted                       144,481                   144,481       142,710                  142,710      1.2%          1.2%

DIVIDENDS PER COMMON SHARE   $    0.1650                    0.1650        0.1575                   0.1575      4.8%          4.8%

NONRECURRING ITEMS
   (1) - Partial recovery of amounts previously written off in connection with WorldCom bankruptcy. See Note 4.
   (2) - Net out of period income tax adjustments ($2.5 million credit), net of tax expense effect of item (1).
   (3) - Reserve for refunds of access charges to interexchange carriers.
   (4) - Reserve for uncollectible receivables, primarily WorldCom.
   (5) - Gain on sale of PCS license.
   (6) - Costs to defend unsolicited takeover proposal.
   (7) - Tax effect of items (3) through (6).
   (8) - Gain on sale of wireless operations ($551.4 million after-tax), net of write down of wireless portion of billing system
         ($19.8 million after-tax).



                                CenturyTel, Inc.
                           CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 2003 AND DECEMBER 31, 2002
                                   (UNAUDITED)


                                                  Sept. 30,         Dec. 31,
                                                     2003             2002
                                                 -----------      ------------
                                                        (in thousands)
              ASSETS
CURRENT ASSETS
   Cash and cash equivalents                $       157,944             3,661
   Other current assets                             265,057           292,241
                                                 -----------      ------------
      Total current assets                          423,001           295,902
                                                 -----------      ------------

PROPERTY, PLANT AND EQUIPMENT
   Telephone                                      6,536,888         6,347,900
   Other                                            566,045           521,292
   Accumulated depreciation                      (3,647,723)       (3,337,547)
                                                 -----------      ------------
      Net property, plant and equipment           3,455,210         3,531,645
                                                 -----------      ------------

INVESTMENTS AND OTHER ASSETS
   Goodwill                                       3,429,479         3,427,281
   Other                                            504,131           515,580
                                                 -----------      ------------
      Total investments and other assets          3,933,610         3,942,861
                                                 -----------      ------------

TOTAL ASSETS                                $     7,811,821         7,770,408
                                                 ===========      ============

       LIABILITIES AND EQUITY
CURRENT LIABILITIES
   Current maturities of long-term debt     $       115,167            70,737
   Other current liabilities                        419,850           317,367
                                                 -----------      ------------
      Total current liabilities                     535,017           388,104

LONG-TERM DEBT                                    3,119,378         3,578,132
DEFERRED CREDITS AND OTHER LIABILITIES              795,853           716,168
STOCKHOLDERS' EQUITY                              3,361,573         3,088,004
                                                 -----------      ------------

TOTAL LIABILITIES AND EQUITY                $     7,811,821         7,770,408
                                                 ===========      ============

                              CAPITAL EXPENDITURES
                  NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

                                                Nine months ended September 30,    Increase
                                                     2003              2002       (decrease)
                                               --------------------------------   ----------
                                                         (in thousands)
CAPITAL EXPENDITURES
   Telephone                                $       216,448           221,327       (2.2%)
   Wireless (discontinued operations)                     -            27,242     (100.0%)
   Other                                             40,011            49,447      (19.1%)
                                               --------------------------------
Total capital expenditures                  $       256,459           298,016      (13.9%)
                                               ================================


                              CAPITAL EXPENDITURES
                 THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002


                                               Three months ended September 30,    Increase
                                                     2003              2002       (decrease)
                                               --------------------------------   ----------
                                                         (in thousands)
CAPITAL EXPENDITURES
   Telephone                                $        85,050            75,505       12.6%
   Wireless (discontinued operations)                     -             6,978     (100.0%)
   Other                                             17,151            16,235        5.6%
                                               --------------------------------
Total capital expenditures                  $       102,201            98,718        3.5%
                                               ================================



                                CenturyTel, Inc.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                                   (UNAUDITED)

                                                 Three months ended September 30, 2003    Three months ended September 30, 2002
                                                 -------------------------------------    --------------------------------------
                                                                          As adjusted                               As adjusted
                                                                Less       excluding                      Less       excluding
                                                                non-          non-                        non-          non-
                                                     As      recurring     recurring           As      recurring     recurring
                                                  reported     items         items          reported     items         items
                                                 -------------------------------------    --------------------------------------
Consolidated operating cash flow from
 continuing operations and cash flow margin
   Operating income                            $    190,781           -       190,781         157,716      (7,645)(2)    165,361
   Add:  Depreciation and amortization              116,857           -       116,857         107,514           -        107,514
                                                 -------------------------------------    --------------------------------------
   Consolidated operating cash flow
    from continuing operations                 $    307,638           -       307,638         265,230      (7,645)       272,875
                                                 =====================================    ======================================

   Revenues from continuing operations         $    603,752           -       603,752         524,497      (7,645)       532,142
                                                 =====================================    ======================================
   Consolidated cash flow margin (operating
    cash flow divided by revenues)                    51.0%                     51.0%           50.6%                      51.3%
                                                 ===========            ==============    ============            ==============

Telephone operating cash flow, operating
 income margin and cash flow margin
   Telephone operating income                  $    172,643           -       172,643         144,619      (7,645)(2)    152,264
   Add: Depreciation and amortization               111,666           -       111,666         104,384           -        104,384
                                                 -------------------------------------    --------------------------------------
   Telephone operating cash flow               $    284,309           -       284,309         249,003      (7,645)       256,648
                                                 =====================================    ======================================

   Telephone revenues                          $    521,439           -       521,439         460,935      (7,645)       468,580
                                                 =====================================    ======================================

   Telephone operating income margin
    (operating income divided by revenues)            33.1%                     33.1%           31.4%                      32.5%
                                                 ===========            ==============    ============            ==============

   Telephone cash flow margin
    (operating cash flow divided by revenues)         54.5%                     54.5%           54.0%                      54.8%
                                                 ===========            ==============    ============           ==============

Other Operations operating cash flow,
 operating income margin and cash flow margin
   Other Operations operating income           $     18,138           -        18,138          14,440           -         14,440
   Add: Depreciation and amortization                 5,191           -         5,191           3,130           -          3,130
                                                 -------------------------------------    --------------------------------------
   Other Operations operating cash flow        $     23,329           -        23,329          17,570           -         17,570
                                                 =====================================    ======================================

   Other Operations revenues                   $     82,313           -        82,313          63,562           -         63,562
                                                 =====================================    ======================================

   Other Operations operating income margin
    (operating income divided by revenues)            22.0%                     22.0%           22.7%                      22.7%
                                                 ===========            ==============    ============            ==============

   Other Operations cash flow margin
    (operating cash flow divided by revenues)         28.3%                     28.3%           27.6%                      27.6%
                                                 ===========            ==============    ============            ==============

Free cash flow (prior to debt
 service requirements)
   Net income                                  $     90,979       2,527 (1)    88,452         607,749     526,656 (3)     81,093
   Add: Depreciation and amortization               116,857           -       116,857         107,514           -        107,514
   Less: Capital expenditures (4)                  (102,201)          -      (102,201)        (98,718)          -        (98,718)
                                                 -------------------------------------    --------------------------------------
   Free cash flow                              $    105,635       2,527       103,108         616,545     526,656         89,889
                                                 =====================================    ======================================

   Free cash flow                              $    105,635                                   616,545
   Income from discontinued operations,
    net of tax                                            -                                  (543,160)
   Income from unconsolidated
    cellular entity                                  (1,736)                                   (1,492)
   Deferred income taxes                             24,181                                    14,084
   Changes in current assets and
    current liabilities                              12,604                                    32,686
   Increase in other noncurrent assets               (6,779)                                   (9,154)
   Increase in other noncurrent liabilities          (1,277)                                   19,456
   Other, net                                        14,520                                    29,059
   Add: capital expenditures                        102,201                                    98,718
                                                 -----------                              ------------
   Net cash provided by operating
    activities from continuing operations      $    249,349                                   256,742
                                                 ===========                              ============


   (1)  Net out of period income tax adjustments.
   (2)  Reserve for refunds of access charges to interexchange carriers.
   (3) Gain on sale of wireless operations ($551.4 million after tax), net of write down of wireless portion of billing system ($19.8 million after tax) and reserve for refunds of access charges to interexchange carriers ($5.0 million after tax).
   (4)  Includes discontinued operations for 2002.


                                CenturyTel, Inc.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                                   (UNAUDITED)

                                                  Nine months ended September 30, 2003     Nine months ended September 30, 2002
                                                 --------------------------------------   --------------------------------------
                                                                            As adjusted                              As adjusted
                                                                Less         excluding                     Less       excluding
                                                                non-            non-                       non-          non-
                                                      As     recurring       recurring          As      recurring     recurring
                                                   reported    items           items         reported     items         items
                                                 --------------------------------------   --------------------------------------
Consolidated operating cash flow from
 continuing operations and cash flow margin
   Operating income                            $    563,935       4,959 (1)    558,976        386,296     (22,645)(3)    408,941
   Add:  Depreciation and amortization              351,660           -        351,660        293,745           -        293,745
                                                 --------------------------------------   --------------------------------------
   Consolidated operating cash flow from
    continuing operations                      $    915,595       4,959        910,636        680,041     (22,645)       702,686
                                                 ======================================   ======================================

   Revenues from continuing operations         $  1,774,430           -      1,774,430      1,386,117      (7,645)(4)  1,393,762
                                                 ======================================   ======================================

   Consolidated cash flow margin
    (operating cash flow divided by revenues)         51.6%                      51.3%          49.1%                      50.4%
                                                 ===========                ===========   ============               ===========

Telephone operating cash flow, operating
 income margin and cash flow margin
   Telephone operating income                  $    518,600       4,959 (1)    513,641        366,296     (22,645)(3)    388,941
   Add: Depreciation and amortization               337,250           -        337,250        283,886           -        283,886
                                                 --------------------------------------   --------------------------------------
   Telephone operating cash flow               $    855,850       4,959        850,891        650,182     (22,645)       672,827
                                                 ======================================   ======================================

   Telephone revenues                          $  1,547,789           -      1,547,789      1,214,165      (7,645)(4)  1,221,810
                                                 ======================================   ======================================

   Telephone operating income margin
    (operating income divided by revenues)            33.5%                      33.2%          30.2%                      31.8%
                                                 ===========                ===========   ============               ===========

   Telephone cash flow margin
    (operating cash flow divided by revenues)         55.3%                      55.0%          53.5%                      55.1%
                                                 ===========                ===========   ============               ===========


Other Operations operating cash flow,
 operating income margin and cash flow margin
   Other Operations operating income           $     45,335           -         45,335         31,275           -         31,275
   Add: Depreciation and amortization                14,410           -         14,410          9,859           -          9,859
                                                 --------------------------------------   --------------------------------------
   Other Operations operating cash flow        $     59,745           -         59,745         41,134           -         41,134
                                                 ======================================   ======================================

   Other Operations revenues                   $    226,641           -        226,641        171,952           -        171,952
                                                 ======================================   ======================================

   Other Operations operating income margin
    (operating income divided by revenues)            20.0%                      20.0%          18.2%                      18.2%
                                                 ===========                ===========   ============               ===========

   Other Operations cash flow margin
    (operating cash flow divided by revenues)         26.4%                      26.4%          23.9%                      23.9%
                                                 ===========                ===========   ============               ===========

Free cash flow (prior to debt
 service requirements)
   Net income                                  $    262,265       5,750 (2)    256,515        757,279     517,367 (5)    239,912
   Add: Depreciation and amortization (6)           351,660           -        351,660        306,639           -        306,639
   Less: Capital expenditures (6)                  (256,459)          -       (256,459)      (298,016)          -       (298,016)
                                                 --------------------------------------   --------------------------------------
   Free cash flow                              $    357,466       5,750        351,716        765,902     517,367        248,535
                                                 ======================================   ======================================

   Free cash flow                              $    357,466                                   765,902
   Income from discontinued
    operations, net of tax                                -                                  (608,091)
   Less: depreciation and amortization
    of discontinued operations                            -                                   (12,894)
   Nonrecurring gains and losses                          -                                    (3,709)
   Income from unconsolidated cellular entity        (4,895)                                   (3,852)
   Deferred income taxes                             68,022                                    43,343

   Changes in current assets and
    current liabilities                             128,547                                   104,722
   Increase in other noncurrent assets              (18,280)                                  (23,562)

   Increase in other noncurrent liabilities           7,047                                    31,849
   Other, net                                        34,056                                    43,315
   Add: capital expenditures                        256,459                                   298,016
                                                 -----------                              ------------
   Net cash provided by operating
    activities from continuing operations      $    828,422                                   635,039
                                                 ===========                              ============


   (1) Partial recovery of amounts previously written off in connection with WorldCom bankruptcy. See Note 3.
   (2) Net out of period income tax adjustments ($2.5 million credit), and after tax effect of item (1).
   (3) Reserve for refunds of access charges to interexchange carriers ($7.6 million) and reserve for uncollectible receivables, primarily
        WorldCom ($15.0 million).
   (4)  Reserve for refunds of access charges to interexchange carriers.
   (5) Includes gain on sale of wireless operations ($551.4 million after tax) and gain on sale of a PCS license ($2.4 million after tax). Such favorable items were partially offset by unfavorable charges for reserve for refunds of access charges to interexchange carriers ($5.0 million after tax), reserve for uncollectible receivables, primarily WorldCom ($9.8 million after tax), costs to defend unsolicited takeover proposal ($2.0 million after tax) and write down of wireless portion of billing system ($19.8 million after tax).
   (6)  Includes discontinued operations for 2002.


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CenturyTel, Inc.

October 30, 2003                         By: /s/ Neil A. Sweasy
                                         ----------------------
                                         Neil A. Sweasy
                                         Vice President and Controller